MERRILL LYNCH PREMIER GROWTH FUND, INC.

            Supplement dated August 31, 2001 to the Prospectus and Statement of Additional Information, each dated March 21, 2001

         As of September 1, 2001, shares of Merrill Lynch Premier Growth Fund, Inc. (the "Fund") are available for purchase by investors who participate in certain fee-based programs offered by Merrill Lynch and other financial intermediaries and certain Merrill Lynch investment or central asset accounts. For participants in such programs or accounts who purchase shares, Class A or Class D shares may be available at net asset value, including by exchanges from other share classes. The front end or contingent deferred sale charges ("CDSCs") on the shares being purchased, exchanged or sold may be reduced or waived under certain circumstances, as may the conversion period applicable to the deposited shares. The initial investment in the Fund is $250 for these Merrill Lynch fee-based programs and $100 for retirement plans.

         Shares held through fee-based programs generally cannot be transferred to another account. Instead, shares held through the program must be redeemed and the new shares, which may not be available in the same class, must be purchased separately. This may be a taxable event, and may subject shareholders to distribution and account maintenance fees, as well as applicable sales charges.

         Termination of participation in certain programs may result in the redemption of shares held in the program or the automatic exchange of shares, either into another share class or into a money market fund. The class of shares received may be the class originally owned prior to entering the program, or in certain cases, a different class. If the exchange is into Class B shares, the period before conversion to Class D shares may be modified. Redemption or exchange is generally at net asset value, but those who have participated in a program for less than a specified period may be charged a fee upon termination, in accordance with the terms of that program.

         The following paragraph is added to the information provided in the Statement of Additional Information under "Purchase of Shares -- Initial Sales Charge Alternatives -- Class A and Class D Shares -- Eligible Class A Investors."

         Class A shares will be offered to participants in the Merrill Lynch Blueprint(SM) Program, and certain employee-sponsored retirement or savings plans. Certain investors may purchase Class A shares at net asset value. Those investors include eligible corporate warranty insurance reserve fund programs and U.S. branches of foreign banking institutions; participants in certain investment programs, including TMA(SM) Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services; and collective investment trusts for which Merrill Lynch Trust Company serves as trustee.

         The following two paragraphs are added to the information provided in the Statement of Additional Information under "Shareholder Services -- Exchange Privilege."

         Exchanges by Participants in the Merrill Lynch Mutual Fund Advisor (Merrill Lynch MFA(SM)) Program ("MFA Program"). Retirement plans that participate in the MFA Program



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may exchange Class B, Class C or Class D shares that have been held for at least one year for Class A shares of the same fund on the basis of relative net asset values in connection with the commencement of participation in the MFA Program, i.e., no CDSC will apply. Upon termination of participation in the MFA Program, Class A shares will be re-exchanged for the class of shares originally held, and sales charges will be reimposed, in some cases as if the re-exchanged class of shares had been held continuously during the period of participation in the program.

         The Fund's exchange privilege is also modified with respect to purchases of Class A and Class D shares by non-retirement plan investors under the MFA Program. First, the initial allocation of assets is made under the MFA Program. Then, any subsequent exchange under the MFA Program of Class A or Class D shares of a Select Pricing Fund for Class A or Class D shares of the Fund will be made solely on the basis of the relative net asset values of the shares being exchanged. Therefore, there will not be a charge for any difference between the sales charge previously paid on the shares of the other Select Pricing Fund and the sales charge payable on the shares of the Fund being acquired in the exchange under the MFA Program.

         Details about these features and the relevant charges are included in the client agreement for each fee-based program, and are available from your Merrill Lynch Financial Advisor, selected securities dealer or other financial intermediary, or from the Transfer Agent at 1-800-MER-FUND or 1-800-637-3863.

Code    # 19082-03-01
        # 19083-03-01






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